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                                                            EXHIBIT NO. 99.15(b)

                                     FORM OF
                                    MFS FUNDS
          AMENDED AND RESTATED PLAN PURSUANT TO RULE 18F-3(D) UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                    EXHIBIT A

                              Dated: April 26, 2005

MFS(R) SERIES TRUST I:
MFS(R) Cash Reserve Fund
MFS(R) Core Equity Fund
MFS(R) Core Growth Fund
MFS(R) Managed Sectors Fund
MFS(R) New Discovery Fund
MFS(R) Research International Fund
MFS(R) Strategic Growth Fund
MFS(R) Value Fund
MFS(R) Technology Fund

MFS(R) SERIES TRUST II:
MFS(R) Emerging Growth Fund
MFS(R) Large Cap Growth Fund

MFS SERIES TRUST III:
MFS(R) High Income Fund
MFS(R) Municipal High Income Fund
MFS(R) High Yield Opportunities Fund

MFS SERIES TRUST IV:
MFS(R) Municipal Bond Fund
MFS(R) Mid Cap Growth Fund

MFS SERIES TRUST V:
MFS(R) International New Discovery Fund
MFS(R) Research Fund
MFS(R) Total Return Fund

MFS SERIES TRUST VI:
MFS(R) Global Equity Fund
MFS(R) Global Total Return Fund
MFS(R) Utilities Fund

MFS SERIES TRUST VII:
MFS(R) Capital Opportunities Fund

MFS SERIES TRUST VIII:
MFS(R) Global Growth Fund
MFS(R) Strategic Income Fund
MFS(R) Tax Managed Equity Fund

MFS SERIES TRUST IX:
MFS(R) Bond Fund
MFS(R) Emerging Opportunities Fund
MFS(R) Inflation-Adjusted Bond Fund
MFS(R) Intermediate Investment Grade Bond Fund
MFS(R) Limited Maturity Fund
MFS(R) Municipal Limited Maturity Fund
MFS(R) Research Bond Fund
MFS(R) Research Bond Fund J

MFS SERIES TRUST X:
MFS(R) Aggressive Growth Allocation Fund
MFS(R) Bond Diversification Fund
MFS(R) Conservative Allocation Fund
MFS(R) Emerging Markets Debt Fund
MFS(R) Emerging Markets Equity Fund
MFS(R) Floating Rate High Income Fund
MFS(R) Gemini U.K. Fund
MFS(R) Global Value Fund
MFS(R) Government Mortgage Fund
MFS(R) Growth Allocation Fund
MFS(R) International Diversification Fund
MFS(R) International Growth Fund
MFS(R) International Value Fund
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MFS(R) Moderate Allocation Fund
MFS(R) New Endeavor Fund
MFS(R) Strategic Value Fund

MFS SERIES TRUST XI:
MFS(R) Union Standard Equity Fund
MFS Mid Cap Value Fund

MFS MUNICIPAL SERIES TRUST:
MFS(R) Alabama Municipal Bond Fund
MFS(R) Arkansas Municipal Bond Fund
MFS(R) California Municipal Bond Fund
MFS(R) Florida Municipal Bond Fund
MFS(R) Georgia Municipal Bond Fund
MFS(R) Maryland Municipal Bond Fund
MFS(R) Massachusetts Municipal Bond Fund
MFS(R) Mississippi Municipal Bond Fund
MFS(R) New York Municipal Bond Fund
MFS(R) North Carolina Municipal Bond Fund
MFS(R) Pennsylvania Municipal Bond Fund
MFS(R) South Carolina Municipal Bond Fund
MFS(R) Tennessee Municipal Bond Fund
MFS(R) Virginia Municipal Bond Fund
MFS(R) West Virginia Municipal Bond Fund
MFS(R) Municipal Income Fund

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS(R) Growth Opportunities Fund

MFS(R) Government Securities Fund

MFS(R) Government Limited Maturity Fund

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